Exhibit 10.6


DATED                                                        December 18th, 1997
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                       ERIN OIL EXPLORATION INC       (1)


                       NATIONAL EQUITIES HOLDINGS INC (2)





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                                    AGREEMENT

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



THIS AGREEMENT is made the 18th day of December, 1997

BETWEEN:-

(1) ERIN OIL EXPLORATION INC., a company registered in the State of Texas, USA under number 01128726-00 whose registered address is Two Energy Square, 4849m Greenville Avenue, Suite 860, Dallas, Texas 75206, ("Erin"); and

(2) NATIONAL EQUITIES HOLDINGS INC., a company registered in the State of Delaware, USA under number 2144417 whose principal place of business is at 616 FM 1960 West, Suite 200, Houston, Texas 77090 ("NEHI")

WHEREAS:

(A) Erin is a company which is involved in oil and gas exploration and production. Erin Oil originally raised funds through convertible debentures, due January 5th, 1998, and passed these debts of $2,770,000 along with $8,650,000 in assets, namely the wells in the Royston Field, Fisher County, Texas and leases in Scurry County, Texas to NEHI in August 1996. Additionally, Erin Gas Producers sold debentures convertible to NEHI stock in 1996 amounting to $698,800, also due January 5th, 1998. Erin is agreeing to purchase these debentures and shares of Common Stock in NEHI.

(B) NEHI is a company which is involved in oil and gas exploration and production. NEHI is seeking to clear its debt status in order to refocus and start afresh on a new venture with Horse Energy L.P. and Rotary Steerable Tools USA L.P. This Agreement is to formalize the offer made by Erin to purchase the debts which it originally created, absolving NEHI completely and totally of any responsibility for these debts.

IN CONSIDERATION of the offer by Erin to purchase complete responsibility for the conversion or repayment of the original Erin Oil and Erin Gas debentures from NEHI, THE PARTNERS HEREBY AGREE:-

1        NEHI shall

         1.1 assign immediately all outstanding convertible debentures as of December 16th, 1997 sold by and/or listed in the name of Erin Oil Exploration and Erin Gas Producers to Erin.

         1.2 provide 2,913,200 shares of NEHI common stock to Erin via an escrow account.

2        Erin shall:

         2.1 on the signature of this document, assume full and total responsibility for the conversion and repayment of principal and interest of Erin Oil Exploration and Erin Gas debentures as described in Attachment 1.

         2.2 indemnify NEHI from any and all responsibility toward the convertible debentures raised by Erin Oil or Erin Gas. NEHI has no obligation whatsoever to pay principal or interest associated with the Erin debentures, nor has NEHI any obligation whatsoever to convert the Erin debentures to NEHI stock.

3 NEHI shall refer to Erin all and any correspondence or telephone inquiries related to the debentures in a prompt and timely manner.

4 This Agreement is effective as of December 18th, 1997, and applies to the list of debenture holders in Attachment 1, whose conversion instructions have not been received as of December 16th, 1997.



IN WITNESS WHEREOF the parties hereto have caused this Extension to Agreement to be signed by their respective duly authorized representatives.



Signed for and on behalf of )                 Signed for and on behalf of     )
ERIN OIL EXPLORATION        )                 NATIONAL EQUITIES HOLDINGS INC. )
by                          )                 by                              )


/s/ Bill Knollenberg                          /s/ George Sutherland
 .................................             .................................
Name (signed and printed)                     Name (signed and printed)


Date: .....18/Dec........1977                 Date: ......12/18........1977

Signed for and on behalf of )
BILL KNOLLENBERG            )
by                          )


/s/ Bill Knollenberg
 .................................
Name (signed and printed)


Date: .....18/Dec........1977


                                                            Attachment 1

                                       Outstanding Debenture Holders as of December 16th, 1997


   Debenture           Holder's         Monies      Conversion       Shares @     Interest    Interest    Well Unit        Total
    Number              Name           Invested        Rate         Conv Rate       Rate         Due        Shares        Shares
   ---------       ----------------    ---------    ----------    -----------    ---------   ---------    ---------    -----------
     215            Dermatology           30,000       1.50          20,000           8        2,400                      20,000
     228            Fresonke              30,000       2.00          15,000           8        2,400                      15,000
     179            Gunderson             30,000       2.00          15,000           8        2,400       12,832         27,823
     281            Harders               50,000       1.00          50,000           8        4,000        8,000         58,000
     178            Hoffman               50,000       1.50          33,333           8        4,000       31,292         64,625
     128            Kent                  30,000       1.50          20,000           8        2,400                      20,000
    393 G           Kent                  25,000       2.58           9,690          12        3,000                       9,690
     202            Laity                 30,000       2.00          15,000           8        2,400        4,000         19,000
    538 G           Laity                 50,000       0.80          62,500          12        6,000                      62,500
     136            Morgan                25,000       2.58           9,690          12        3,000                       9,690
    696 G           Reeves J              25,000       0.80          31,250          12        3,000                      31,250
    537 G           Reeves T              50,000       0.80          62,500          12        6,000                      62,500
    697 G           Reeves T              25,000       0.80          31,250          12        3,000                      31,250
    613 G           O'Dell D              26,000       2.08          12,500          12        3,120                      12,500
    612 G           O'Dell E              15,000       2.08           7,212          12        1,800                       7,212
    724 G           O'Dell D&E             8,000       2.08           3,846          12          960                       3,846
    492 G           Sanz                  50,000       0.80          62,500          12        6,000                      62,500
     170            Siragusa R            20,000       1.50          13,333           8        1,600        8,000         21,333
    541 G           Siragusa R            25,000       0.80          31,250          12        2,000                      31,250
     292            Threet                30,000       2.00          15,000           8        2,400                      15,000
    602 G           Threet                50,000       0.80          62,500          12        6,000                      62,500
     177            Spencer               30,000       2.00          15,000           8        2,400        8,000         23,000
     316            Spillane              50,000       1.50          33,333           8        4,000                      33,333
     176            Hickey               100,000       0.75         133,333           8        8,000       24,000        157,333
    280 G           Farrel               250,000       0.80         312,500          12       30,000                     312,500
     230            Keish                100,000       1.00         100,000           8        8,000                     100,000
     155            Belsky                25,000       2.58           9,690          12        3,000                       9,690
     201            Bonte A              100,000       1.00         100,000           8        8,000                     100,000
     121            Bonte A&M             30,000       1.00          30,000           8        2,400       12,000         42,000
     126            Bonte A&M             20,000       1.00          20,000           8        1,600        4,000         24,000
     180            Bonte A&M             50,000       1.00          50,000           8        4,000                      50,000
     318            Boysen                 5,000       5.00           1,000           8          400                       1,000
    395 G           Hanson                25,000       2.58           9,690          12        3,000                       9,690
     326            Heirs                 30,000       2.00          15,000           8        2,400                      15,000
     132            Kelly                 50,000       1.50          33,333           8        4,000       12,000         45,333
     134            Lewandowsky           30,000       2.00          15,000           8        2,400        8,000         23,000
     89             Mace                  20,000       2.50           8,000           8        1,600        9,646         17,646
     127            Mason                100,000       0.75         133,333           8        8,000                     133,333
                    Murphy C               5,000       4.00           1,250           8          400                       1,250
     28 G           Okan                  25,000       2.58           9,690          12        3,000                       9,690
     122            Richey                30,000       1.50          20,000           8        2,400                      20,000
    117 G           Schwenke              37,500       2.08          18,029          12        4,500                      18,029
     149            Stephensen            30,000       2.00          15,000           8        2,400       13,646         28,646
    106 G           Wilder                25,000       2.58           9,690          12        3,000                       9,690
     120            Wilkes                50,000       1.00          50,000           8        4,000                      50,000
     123            Wilkes                50,000       1.00          50,000           8        4,000                      50,000
     142            Smith                 30,000       1.50          20,000           8        2,400                      20,000
     195            Smith                 20,000       1.50          13,333           8        1,600       10,000         23,333
     214            Stauffer              30,000       1.50          20,000           8        2,400        2,411         22,411
     248            Victory Worship      100,000       1.00         100,000           8        8,000                     100,000
    593 G           Ogundiji              25,000       2.00          12,500          12        3,000                      12,500
    593 G           Oladele               30,000       2.00          15,000          12        3,600                      15,000
    530 G           Lebo                  50,000       0.80          62,500          12        6,000                      62,500
     274            Welling               30,000       2.00          15,000           8        2,400                      15,000
   208/229          Gross                115,000       1.00         115,000           8        9,200       18,000        133,000
     193            Wiley                140,000       0.75         186,667           8       11,200        8,000        194,667
   -------          ---------------    ---------       ----       ---------          --      -------      -------      ---------
                    TOTAL              2,511,500                  2,336,226                  234,580      193,818      2,530,044
   =======          ===============    =========       ====       =========          ==      =======      =======      =========


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TOTAL FUNDS NOT CONVERTED ($)                                     2,746,080
(Capital & Interest)
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TOTAL SHARES EXPOSED AT ORIGINAL                                  2,530,044
CONVERSION RATE
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